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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

                        Date of Report: January 18, 2002

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                              1-800-ATTORNEY, INC.
        (Exact name of small business issuer as specified in its charter)

                           COMMISSION FILE NO. 0-27994
                           ---------------------------

             FLORIDA                                   59-3203301
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(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


                             186 ATTORNEYS.COM COURT
                              LAKE HELEN, FL 32744
                                  386-228-1000
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                          (Address and telephone number
                         of principal executive offices)

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ITEM 5.  OTHER EVENTS

On January 18, 2002, Peter S. Balise resigned as chairman, president and chief executive officer of 1-800-ATTORNEY, Inc. (the "Company"). He remains a member of the Company's board of directors until the earlier of the appointment of his successor to the board of directors or March 31, 2002. Matt Butler, who has been a member of the Company's board of directors since January 2000, has been elected chairman, president and chief executive officer to fill the vacancy left by Mr. Balise's resignation.

The Company's press release and two agreements related to this event are included as exhibits to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)    Exhibits

                1.  Press release dated January 18, 2002
                2.  Severance Agreement dated January 18, 2002
                3.  Consulting and Confidentiality Agreement dated January 18,
                    2002



                                   SIGNATURES


Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf on January 24, 2002 by the undersigned, hereunto duly authorized.


                                       1-800-ATTORNEY, INC.


                                       /s/ James M. Koller
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                                       Chief Financial Officer (Principal
                                       Financial and Accounting Officer)




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